Exhibit 99.1

ETHZilla Purchases Manufactured Home Loan Portfolio, Plans Tokenization on Ethereum L2

Transaction will extend ETHZilla’s tokenized finance framework into residential credit assets with recurring cash flows

PALM BEACH, Fla., – Feb. 5, 2026 – ETHZilla Corporation (Nasdaq: ETHZ) (“ETHZilla” or the “Company”), a financial technology company building institutional-grade infrastructure for real-world asset tokenization, today announced that it has acquired a portfolio of manufactured and modular home loans from Zippy Manufactured Home Credit Fund I L.P. (“Zippy”).

ETHZilla plans to tokenize the loan portfolio into a cash-flow-generating manufactured home loan token, leveraging Ethereum Layer 2 infrastructure to support on-chain asset tracking and automated cash-flow distribution. The Company intends to launch the token through the Liquidity.io ecosystem in late February/early March.

The acquisition of the manufactured and modular home loan portfolio from Zippy follows ETHZilla’s recent purchase of two CFM56-7B24 aircraft engines on lease with a major air carrier, which it also intends to tokenize and make available on Liquidity.io in the near future. Together, these transactions and their associated first-of-a-kind tradable tokens reflect ETHZilla’s creation of what it believes is a repeatable and scalable framework across multiple real-world asset classes, offering access to new and differentiated income-oriented markets.

“This transaction represents a natural extension of the tokenization strategy we’ve been building, and underscores ETHZilla’s disciplined approach to bringing established, cash-flow-generating assets on-chain,” said McAndrew Rudisill, chairman and chief executive officer of ETHZilla. “Manufactured housing loans offer predictable cash flows and strong underlying collateral, which we believe makes them well suited for tokenization within a regulated, transparent structure.”

Through its newly formed wholly owned subsidiary, ETHZilla Modular Mortgage LLC, the Company acquired 95 manufactured and modular home loans, together with the first-lien mortgages securing the loans, for a total purchase price of approximately $4.7 million. The loans will continue to be serviced by Zippy Loans, LLC, a wholly owned subsidiary of Zippy.

The acquired loan portfolio is expected to generate an annualized yield of approximately 10.36%, reflecting contractual interest payments from a seasoned pool of residential credit assets with recurring cash-flow characteristics.

The acquisition builds on ETHZilla’s existing relationship with Zippy. In December 2025, ETHZilla acquired approximately 15% of the fully diluted ownership of Zippy, Inc., the parent company of Zippy Manufactured Home Credit Fund I L.P., strengthening the Company’s access to origination, servicing, and asset-level expertise in the manufactured housing finance market.

About ETHZilla

ETHZilla Corporation (Nasdaq: ETHZ) is an early mover in developing Ethereum-based infrastructure for tokenized real-world assets, bridging traditional finance with blockchain technology. ETHZilla plans to transform illiquid, institutional-grade assets—from auto loans to aerospace equipment—into programmable, tradable financial products on Ethereum Layer 2 protocols. Through a regulated platform and strategic partnerships, ETHZilla is expanding global access to investment opportunities that have historically been limited to select institutions. By tokenizing real-world assets at scale, ETHZilla is creating a new asset class that combines the regulation and stability of traditional finance with the efficiency and accessibility of blockchain technology, which it believes will mark the beginning of a fundamental shift in how real-world value moves through global markets.

No Offer or Solicitation

This press release and the information contained herein is for informational purposes only and is not a solicitation of an offer to buy or exchange any securities, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended (the “Act”), or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Act.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the expected benefits of the acquisition of the home loans, expectations with respect to future performance, including the expected return on invested capital, and growth of the Company, the ability of the Company to execute its plans, undertake tokenization activities and achieve future performance.

Forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond the Company’s control, and actual results may differ materially. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,”“forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “targets,” “scheduled,” “anticipates,” “soon,” “goal,” “intends,” or similar expressions. Forward-looking statements are not guarantees of future performance, and involve risks, uncertainties and assumptions that may cause our actual results to differ materially from the expectations that we describe in our forward-looking statements. There may be events in the future that we are not accurately able to predict, or over which we have no control.

Applicable risks and uncertainties include, among others, the performance of the planned token discussed above and other planned Company tokens, including anticipated yields thereof; failure to realize the anticipated benefits of the tokenization of real word assets (including the tokenization of home loans and engines discussed above) and other risks associated therewith, including litigation, regulatory, and others; failure to realize the anticipated benefits of the Company’s digital asset treasury strategy; previously disclosed stock repurchase program; the Company’s ability to achieve profitable operations; risks relating to the Company’s recent acquisitions; expectations regarding the capitalization, resources and ownership structure of the Company; the Company’s digital asset treasury strategy, the digital assets held by the Company, the Company’s current and anticipated yield strategies, including its participation in DeFi protocols and tokenization of real world assets; fluctuations in the market price of ETH that will impact the Company’s accounting and financial reporting; government regulation of cryptocurrencies; the Company’s ability to repurchase shares of common stock, the timing thereof, purchase price thereof, and the fact that repurchases may not be undertaken under the stock repurchase program; changes in securities laws or regulations, including those related to digital assets including tokens; changes in business, market, financial, political and regulatory conditions; risks relating to the Company’s OTC transactions, including the Company’s ability to repay such facilities, covenants associated therewith and security interests associated therewith, including security interests over certain of our cash and ETH; risks relating to the Company’s previously announced ATM offering, including potential downward pressure on the Company’s stock price associated therewith; risks relating to the Company’s operations and business, including the highly volatile nature of the price of ETH and other cryptocurrencies; the risk that the Company’s stock price may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries in which the Company does and will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purpose, expectations with respect to future performance, growth and anticipated acquisitions; potential litigation involving the Company; global economic conditions; geopolitical events and regulatory changes; access to additional financing, and the potential lack of such financing; and the Company’s ability to raise funding in the future and the terms of such funding, including dilution caused thereby, as well as those risks and uncertainties identified and those identified under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, as well as the supplemental risk factors and other information the Company has or may file with the SEC. Readers are cautioned not to place undue reliance on these statements. Investors should also be aware that under U.S. generally accepted accounting principles (GAAP), certain crypto assets must be measured at fair value, with changes recognized in net income for each reporting period. These fair value adjustments may cause significant fluctuations in the Company’s balance sheet and income statement from period-to-period. In addition, for certain crypto assets, including ETH, which the Company holds, impairment charges may be required to be reported in net income if the market price of such assets (including ETH) falls below the cost basis at which those assets are carried on the balance sheet. Readers are encouraged to read the Company’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this document, and the Company undertakes no obligation to update any forward-looking statements except as required by law. The Company’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

Media and Investor Contact:

John Kristoff

SVP, Corporate Communications and IR
IR@ethzilla.com

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